Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.64%
September, 2000   5.60%
August, 2000   5.44%
July, 2000   5.87%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 9.16%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,612,451,744.68